UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2017

FingerMotion, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-196503	46-4600326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit A, 19/F, Times Media Centre 133 Wan Chai Road, Wan Chai, Hong Kong
(Address of Principal Executive Offices)

-

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On July 13, 2017, Finger Motion, Inc., formerly Property Management Corporation of America (the “Company”) filed its Form 8-K (“Original Form 8-K”) to report the acquisition on July 11, 2017, of all of the issued and outstanding capital stock of Finger Motion Company Limited, a Hong Kong corporation (“FMCL”) pursuant to that certain Share Exchange Agreement by and among the Company, FMCL and certain shareholders of FMCL. The Original Form 8-K did not include the audited financial statements of FMCL nor the pro-forma unaudited financial statements of the combined entity. Amendment No. 1 to the Form 8-K was filed on September 25, 2017, to include the financial statement information required under Item 9.01 of Form 8-K in connection with the acquisition of FMCL. However, Amendment No. 1 omitted exhibit 99.3. This Amendment No. 2 to the Form 8-K is filed to include exhibit 99.3.

Except to the extent expressly set forth herein, this amended Form 8-K speaks as of the filing date of the Original Form 8-K and has not been updated to reflect events occurring subsequent to the original filing date. Accordingly, this amended Form 8-K should be read in conjunction with our filings made with the Securities and Exchange Commission subsequent to the filing of the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired.

Financial statements of FMCL as required under Item 9.01 of Form 8-K in connection with the acquisition of FMCL are attached.

(b)     Pro Forma Financial Information.

Pro forma financial information as required under Item 9.01 of Form 8-K in connection with the acquisition of the Sun Industries are attached.

(d) Exhibits.

Exhibit No.	Description

99.1

Audited Financial Statements Finger Motion Company Limited, for the period beginning April 6, 2016 (Inception) to February 28, 2017 (incorporated by reference to the registrant’s Form 8-K/A filed September 25, 2017).

99.2	Unaudited Financial Statements of Finger Motion Company Limited, the the three months ended May 31, 2017 (incorporated by reference to the registrant’s Form 8-K/A filed September 25, 2017).

99.3

Unaudited Pro Forma Consolidated Balance Sheet of the Company at May 30, 2017, and the Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Income for the three months ended May 30, 2017 and the period beginning April 6, 2016 (Inception) to February 28, 2017.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FingerMotion, Inc.

Date: October 3, 2017	By:	/s/ Wong H’Sien Loong
Name: Wong H’Sien Loong
Title: Chief Executive Officer